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                                    EXHIBIT
                                                                            24.7


                  CONSENT OF CARACANSI RAMEY & ASSOCIATES, LLC.

                          Certified Public Accountants
                          ----------------------------



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                         CONSENT OF INDEPENDENT AUDITORS

                        CARACANSI RAMEY & ASSOCIATES, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS



         We consent to the incorporation by reference in this Registration Statement of J-Bird Music Group, Ltd Corporation on Form S-8 of our report dated April 29, 2002 appearing in the incorporated by reference Annual Report on Form 10-KSB of The J-Bird Music Group, Ltd for the year ended December 31, 2001


                                        s/  Caracansi Ramey & Associates, LLC
                                        -------------------------------------
                                        Caracansi Ramey & Associates, LLC
                                        Certified Public Accountants

May 7, 2002
77 North Street
Danbury, Connecticut 06180 Tel: 203-794-9187
Fax:  203-790-1566